Alpine Dynamic Dividend Fund
                         A Series of Alpine Series Trust


                       SUPPLEMENT DATED SEPTEMBER 5, 2003
                      TO PROSPECTUS DATED SEPTEMBER 5, 2003
                      -------------------------------------

Please note the following changes to your prospectus with respect to the Alpine Dynamic Dividend Fund:


The Fund's Subscription Period
------------------------------
The distributor of the Alpine Dynamic Dividend Fund (the "Fund") will solicit orders to purchase shares of the Fund during an initial public offering period from Friday, September 5, 2003 to Thursday, September 18, 2003 (the "Subscription Period"), at a subscription/offering price of $10.00 per share.

Orders received during the Subscription Period will not be processed before commencement of operations (scheduled for Friday, September 19, 2003). Orders to purchase shares of the Fund that are accompanied by payment and that are received after September 5, 2003 will be deemed orders to purchase shares of the Fund as of the commencement of operations and will be processed and priced at the initial offering price of $10.00 per share into the appropriate class of the Fund on September 19, 2003.

Thus, in order to obtain the initial offering price of $10.00 per share, an order, accompanied by payment, must be received on or after September 5, 2003, but not later than 4:00 P.M. Eastern Time, September 18, 2003.

Please note that any monies you send to the Fund during this Subscription Period will remain uninvested until the commencement of operations on September 19, 2003 and will earn no interest. As a result, there is a risk that you could lose out on possible earnings if the payment you send to the Fund during this Subscription Period would have been invested in the market.

Shares of the Fund will not be available to the public prior to the Fund's commencement of operations except through this subscription offer.



This supplement will be effective between September 5, 2003 and September 18, 2003.

                Please keep this Supplement with your Prospectus.